UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 5, 2008 (March 4, 2008)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 4, 2008, Analysts International Corporation (the “Company”) held a conference call in which management answered questions concerning the Company’s financial results for the fourth quarter and the fiscal year ended December 29, 2007 and future business strategy and plans.  The full text of the question and answer session from the conference call is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference as if fully set forth herein.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the question and answer portion of the earnings conference call attached hereto as Exhibit 99.1 (the “Transcript”) contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the Press Release for the conference call by the Company, or its President and CEO, Elmer Baldwin, regarding:  (i) the Company’s estimate of the net annualized savings from headcount reductions, back-office consolidation and cost-management initiatives and the costs of planned investments for expanding into new business areas; (ii) the new business plan, including but not limited to, improving our gross margin, expanding business at existing clients and re-negotiating or exiting non-core or non-strategic accounts or areas of the business; (iii) the Company’s responses to offers to purchase the Company and its position that the Company is not for sale; (iv) expectations that performance improvements from fiscal year 2007 will continue in fiscal year 2008; and (v) the Company’s strategy for dealing with high volume low gross margin accounts and its plans to re-position the Company to provide higher margin services within such accounts are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company or Mr. Baldwin expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) the risk that management may not fully or successfully implement planned investments, cost reductions and productivity improvements; (ii) lack of success in or advisability of efforts to capture growth opportunities, including geographic expansion or expansion of more desirable areas of the business; (iii) our ability to terminate client contracts in low margin areas of the business and the risk that we will be unable to exit non-core or less desirable business in a timely manner or on favorable terms; (iv) market conditions in the IT services industry, including intense competition for billable technical personnel at competitive rates and strong pricing pressures from many of the Company’s largest clients and difficulty in identifying, attracting and retaining qualified billable technical personnel; (v) lack of success at reducing employee-related costs without unduly disrupting operations of the business; (vi) significant rapid growth or a significant loss in the business or significant lengthening of payment terms with a major client that creates a need for additional working capital; (vii) lack of success in completing the Company’s restructuring by the second quarter of 2008 or an increase in expected expenditures planned to implement the Company’s new business plan; and (viii) and other economic, business, market, financial, competitive, legal and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Transcript are based on information available to the Company on the date of the earnings conference call.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the Transcript to reflect events or circumstances after the date of the earnings conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Transcript of the Company’s question and answer session from earnings conference call held on March 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 5, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the Company’s question and answer session from earnings conference call held on March 4, 2008.